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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) NOVEMBER 30, 2006

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

                  0-21039                                  52-1975978
          (Commission File Number)             (IRS Employer Identification No.)

1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                  22209
  (Address of principal executive offices)                 (Zip Code)

                                 (703) 247-2500
              (Registrant's telephone number, including area code)

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On November 30, 2006, Strayer Education, Inc. provided an update on actions by
The Middle States Commission on Higher Education regarding Strayer Education's subsidiary Strayer University. For more information, please refer to the
November 30, 2006 press release, which is attached hereto as exhibit 99.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Press Release dated November 30, 2006

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Strayer Education, Inc.

Date: November 30, 2006    By: /s/ Mark C. Brown
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                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION
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99.01     Press Release dated November 30, 2006

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